UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 28, 2010

GEORGE FOREMAN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26585	54-1811721
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

100 N. Wilkes-Barre Blvd.
4th Floor		18702
Wilkes-Barre, PA		(Zip code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (570) 822-6277

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 28, 2010, George Foreman Enterprises, Inc. ("Company") and its subsidiary, George Foreman Ventures, LLC (“Ventures”) entered into an agreement with George Foreman (“Foreman”) and George Foreman Productions, Inc. (“GFPI”), which restructures the contractual rights and obligations of the parties. In addition, Foreman and GFPI exchanged all of their membership interests in Ventures for the Company’s common stock under the Investor Rights Agreement entered into as of August 15, 2005. A copy of such Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Ventures entered into another Agreement with Foreman and United States Pharmaceutical Group, LLC (d/b/a NationsHealth) (“NationsHealth”) on May 28, 2010 pursuant to which Foreman was appointed as NationsHealth’s exclusive spokesman for core diabetic supplies and Foreman granted NationsHealth an exclusive worldwide license to use the Foreman name, likeness, image and signature in connection with advertising to promote the core diabetic supplies. This Agreement was also agreed to and acknowledged by the Company. A copy of such Agreement is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 3.02         Unregistered Sales of Equity Securities.

As described in Item 1.01 above, on May 28, 2010 Foreman and GFPI entered into an Agreement in which they elected to exchange all of their membership interests in Ventures for 1,799,753 shares of the Company’s common stock as provided in the Investor Rights Agreement entered into as of August 15, 2005.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 28, 2010 George Foreman, the Co-Chairman of the Company and George Foreman, Jr., a Director of the Company, resigned as members of the Board of Directors and all other officer positions with the Company. George Foreman and George Foreman, Jr. also resigned as members of the Board of Managers of Ventures and from all officer positions. Their decision was not based on any disagreement with the Company or Ventures.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1
Agreement dated May 28, 2010 by and among George Foreman and George Foreman Productions, Inc. on the one hand and George Foreman Enterprises, Inc. and George Foreman Ventures, LLC on the other hand (portions omitted pursuant to request for confidential treatment).

10.2
Agreement by and among George Foreman, United States Pharmaceutical Group, LLC and George Foreman Ventures, LLC, which Agreement was signed by George Foreman Ventures, LLC on May 28, 2010 (portions omitted pursuant to request for confidential treatment). This Agreement was also agreed to and acknowledged by the Company by its signature to the Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:       June 4, 2010

GEORGE FOREMAN ENTERPRISES, INC.

By:	/s/ Jeremy Anderson
	Name:	Jeremy Anderson
	Title:	Chief Financial Officer